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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement Form S-8 of SkillSoft PLC for the registration of 800,000 ordinary shares of our report dated May 16, 2003 with respect to the consolidated financial statements of SkillSoft PLC included in its Annual Report (Form 10-K) for the year ended January 31, 2003, filed with the Securities and Exchange Commission.



                                                     /s/ Ernst & Young LLP


Boston, Massachusetts
January 20, 2004